_______________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

_______________________________

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CYREN LTD.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________

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10 Ha-Menofim St., 5th Floor Herzliya, Israel 4672561
NOTICE OF 2022 SPECIAL MEETING OF SHAREHOLDERS

January 5, 2022

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Special Meeting”) of Cyren Ltd., a company formed under the laws of the State of Israel, will be held on February 7, 2022 at 11:00 A.M. Eastern Time, at the offices of our subsidiary, Cyren Inc. (the “Company”), located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). The Special Meeting is being held for the following purposes:

1.      To approve an amendment to our Articles of Association to effect a reverse split of our ordinary shares par value ILS 0.15 each (the “Ordinary Shares”) at a ratio of not less than 1 for 4 and not greater than 1 for 20, effective on a date to be determined by our board of directors (our “Board”), no later than 30 days following the date of the Special Meeting;

2.      subject to the approval of Proposal One, to approve an increase of our authorized share capital and in the number of our authorized Ordinary Shares, and to amend our Articles of Association accordingly; and

3.      to transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made part of this notice of the Special Meeting. Only holders of our Ordinary Shares at the close of business on December 31, 2021 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders’ approval in the accompanying proxy statement. Your vote is important regardless of the number of Ordinary Shares that you own.

Whether or not you expect to be present at the meeting, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. Shareholders who execute a proxy may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

This proxy statement, including the form of proxy, are first being mailed to shareholders on or about January 5, 2022.

FOR THE BOARD OF DIRECTORS
/s/ James Hamilton
James Hamilton
Chairman of the Board

Page
PROXY STATEMENT	1
Questions and Answers about Voting at the Special Meeting and Related Matters	1
PROPOSAL ONE — TO APPROVE AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION TO EFFECT A REVERSE SPLIT OF OUR ORDINARY SHARES AT A RATIO OF NOT LESS THAN 1 FOR 4 AND NOT GREATER THAN 1 FOR 20, EFFECTIVE ON A DATE TO BE DETERMINED BY OUR BOARD NO LATER THAN 30 DAYS FOLLOWING THE DATE OF THE SPECIAL MEETING	6
PROPOSAL TWO — SUBJECT TO THE APPROVAL OF PROPOSAL ONE, TO APPROVE AN INCREASE IN OUR AUTHORIZED SHARE CAPITAL AND IN THE NUMBER OF OUR AUTHORIZED ORDINARY SHARES, AND TO AMEND OUR ARTICLES OF ASSOCIATION ACCORDINGLY	13
SECURITY OWNERSHIP	16
OTHER MATTERS	18
SHAREHOLDER PROPOSALS	18
EXPENSES RELATING TO THIS PROXY SOLICITATION	18
HOUSEHOLDING	18

i

10 Ha-Menofim St., 5th Floor Herzliya, Israel 4672561
PROXY STATEMENT

Proxy Statement for Special Meeting of Shareholders

You are receiving this proxy statement and the enclosed proxy card because you own ordinary shares, par value ILS 0.15 per share (the “Ordinary Shares”) of Cyren Ltd. (referred to herein as “the Company,” “Cyren,” “we,” “us,” or “our”), that entitle you to vote at our Special Meeting of Shareholders (the “Special Meeting”). The Board of Directors (the “Board”) is soliciting proxies from shareholders who wish to vote at the Special Meeting. By use of a proxy, you can vote even if you do not attend the Special Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be Held on February 7, 2022

This proxy statement is available online at www.proxyvote.com.

Date, Time and Place of the Special Meeting

We will hold the Special Meeting on February 7, 2022, at 11:00 A.M. Eastern Time at the offices of our subsidiary Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

Questions and Answers about Voting at the Special Meeting and Related Matters

Q:     Who may vote at the Special Meeting?

A:     You may vote all of the Ordinary Shares that you owned at the close of business on December 31, 2021 (the “Record Date”). On the Record Date, there were 90,658,841 Ordinary Shares outstanding and entitled to be voted at the Special Meeting. You may cast one vote for each Ordinary Share held by you on all matters presented at the meeting for shareholders’ approval.

Q:     What constitutes a quorum, and why is a quorum required?

A:     Pursuant to our Amended and Restated Articles of Association (“Articles of Association”), the presence, in person or by proxy, of at least two shareholders holding Ordinary Shares conferring in the aggregate at least one third (1/3) of the outstanding voting power of the Company is necessary to constitute a legal quorum at the Special Meeting. If a quorum is not present within half an hour from the time scheduled for the Special Meeting, the Special Meeting will be adjourned to the same day in the next week (at the same time and place), or to a day, time and place as the Board may determine in a notice to the shareholders. If a quorum is not present within half an hour from the time scheduled for the adjourned Special Meeting, any two shareholders who attend the adjourned Special Meeting in person or by proxy will constitute a quorum.

Q:     What is the difference between a shareholder of record and a beneficial owner?

A:     If your Ordinary Shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those Ordinary Shares. If your Ordinary Shares are held by a brokerage firm, bank, trustee or other agent (“nominee”), you are considered the “beneficial owner” of Ordinary Shares held in street name. The proxy statement, the Notice of Special Meeting and the accompanying proxy have been forwarded to you by your nominee who is considered, with respect to those Ordinary Shares, the shareholder of record. As the beneficial owner, you have the right to direct your nominee on how to vote your Ordinary Shares by following their instructions for voting by telephone or on the Internet.

If you hold Ordinary Shares through a nominee, it is critical that you instruct the nominee how to vote your Ordinary Shares, if you want your Ordinary Shares to be voted.

Q:     How do I vote?

A:     If you are a shareholder of record, you may vote:

•        via Internet;

•        by telephone;

•        by mail; or

•        in person at the meeting.

Detailed instructions for Internet and telephone voting are set forth on your proxy. You may submit your vote by 11:00 A.M. Eastern Time, on February 6, 2022, which is 24 hours prior to the Special Meeting. Your telephone or Internet delivery authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy via the mail. To vote your proxy by mail, indicate your voting choices, sign and date your proxy and return it in the postage-paid envelope provided.

If you hold Ordinary Shares through a broker, bank or other nominee, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the meeting, please bring with you evidence of your ownership as of the Record Date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement).

Q:     What am I voting on?

A:     At the Special Meeting you will be asked to vote on the following two proposals. The Board recommendation for each of these proposals is set forth below.

	Proposal	Board Recommendation
1.

To approve an amendment to our Articles of Association to effect a reverse split of our Ordinary Shares at a ratio of not less than 1 for 4 and not greater than 1 for 20 (the “Reverse Share Split” and the “Ratio,” respectively), effective on a date to be determined by our Board no later than 30 days following the date of the Special Meeting.

FOR
2.

Subject to the approval of Proposal One, to approve an increase in our authorized share capital and in the number of our authorized Ordinary Shares, and to amend our Articles of Association accordingly.

FOR

We will also consider other business that properly comes before the Special Meeting in accordance with Israeli law and our Articles of Association.

Q:     Why is the Board recommending that shareholders approve Proposal 1?

On April 8, 2021, we received notice from the Listing Qualifications Department of The Nasdaq Capital Market (“Nasdaq”) that because the closing bid price for our Ordinary Shares was below $1.00 per share for 30 consecutive business days prior to receiving the notice, our Ordinary Shares are no longer in compliance with the minimum closing bid requirement for continued listing on the Nasdaq Capital Market. The purpose of the Reverse Share Split is to increase the market price per share of our Ordinary Shares. The Board intends to effect the Reverse Share Split only if it believes that a decrease in the number of Ordinary Shares outstanding is likely to improve the trading price of our Ordinary Shares and is necessary to help maintain our listing on the Nasdaq Capital Market.

The Board has requested that shareholders approve a reverse split ratio range, as opposed to approval of a specific reverse split ratio, in order to give the Board the required discretion and flexibility to determine such parameters based, among other factors, upon the historical and then prevailing trading price and volume of our Ordinary Shares as wells as prevailing market, business and economic conditions at the time.

Q:     Why is the Board recommending that shareholders approve Proposal 2?

If the Reverse Share Split is effected, the number of our authorized Ordinary Shares will be reduced proportionately. The purpose of Proposal Two is to increase the number of authorized shares by up to 72,000,000 in order to maintain our current flexibility following the Reverse Share Split to conduct future issuances of our Ordinary Shares in the ordinary course from time to time to fund our operations, consistent with our historical practice of raising financing through equity and debt issuances. The exact amount of the increase in our authorized capital to be determined by the Board will depend on the number of authorized but unissued Ordinary Shares we will have following the Reverse Share Split pursuant to Proposal One.

Q:     When will the Reverse Share Split Occur?

If Proposal One is approved, the Board will have the authority to direct our management to implement the Reverse Share Split at the Ratio determined by the Board no later than thirty days from the date of this Special Meeting and amend our Articles of Association to effect the Reverse Share Split. Following such determination by the Board, we will issue a press release announcing the effective date of the Reverse Share Split.

Q:     When will the increase in our authorized share capital and in the number of our authorized Ordinary Shares occur?

If Proposal 2 is approved, the Board will have the ability to increase our authorized share capital only in connection with, and subject to the approval of, the Reverse Share Split.

Q:     What will happen if the proposals are not approved?

If Proposal One is not approved, we may be unable to regain compliance with the minimum closing bid requirement for continued listing on the Nasdaq Capital Market. If we are unable to regain compliance, our Ordinary Shares would be delisted.

Because the Reverse Share Split will substantially reduce the number of authorized but unissued Ordinary Shares, if Proposal One is approved but Proposal Two is not approved, following the Reverse Share Split, we may not have a sufficient number authorized Ordinary Shares for future issuances of equity and/or debt securities and the flexibility to raise money in the capital markets needed to fund our operations.

Q:     What risks are associated with approval of the proposals?

We cannot provide any assurance that following the Reverse Share Split (i) we will regain compliance with the minimum closing bid requirement, or remain in compliance with other Nasdaq Capital Market listing requirements, in effect or (ii) even if we do, that our minimum bid price would remain over the minimum closing bid requirement following the Reverse Share Split. Additional risks of the Reverse Share Split include the following:

•        The Reverse Share Split could result in a significant devaluation of our market capitalization and the trading price of our Ordinary Shares;

•        The Reverse Share Split may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell; and

•        The reduced number of Ordinary Shares resulting from the Reverse Share Split could adversely affect the liquidity of our Ordinary Shares.

See “Proposal 1 — Certain Risks Associated with the Reverse Share Split.”

If Proposal Two is approved the additional authorized Ordinary Shares would be available for issuance at the discretion of the Board and without further shareholder approval. The issuance of additional shares of Ordinary Shares may, among other things, have a dilutive effect on earnings per share and on shareholders’ equity and voting rights which may impact future sales. For a discussion of the possible dilutive effects of the increase in authorized but unissued Ordinary Shares and possible anti-takeover considerations, please see “Proposal Two — Possible Effects of the Amendment and Additional Anti-Takeover Consideration.”

Q:     What happens if additional matters are presented at the Special Meeting?

A:     Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Brett Jackson and Kenneth Tarpey, will have the discretion to vote your Ordinary Shares on any additional matters properly presented for a vote at the Special Meeting in accordance with Israeli law and our Articles of Association.

Q:     What if I abstain on a proposal?

A:     If you sign and return your proxy marked “abstain” on any proposal, your Ordinary Shares will not be voted on that proposal. However, your Ordinary Shares will be counted for purposes of determining whether a quorum is present.

Q:     What if I sign and return my proxy without making any selections?

A:     If you sign and return your proxy without making any selections, your Ordinary Shares will be voted “FOR” proposals 1 and 2. If other matters properly come before the Special Meeting, Brett Jackson and Kenneth Tarpey will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this proxy statement.

Q:     What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:     If you are a beneficial shareholder and your Ordinary Shares are held in the name of a nominee, the nominee is bound by the rules of the New York Stock Exchange regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Nominees have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Proposals 1 and 2 are considered routine matters. As a result, your nominee may exercise discretion and vote your Ordinary Shares for or against the proposals described in this proxy statement if it has not received voting instructions from you. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Because proposals 1 and 2 are considered routine matters, there will be no broker non-votes in connection with the Special Meeting.

Q:     Can I change my vote or revoke my proxy after I have delivered my proxy?

A:     Yes, you may change your vote or revoke your proxy prior to the Special Meeting. If you are a shareholder of record, you may change your vote by delivering to our Corporate Secretary, at the address set forth under “Available Information”, a written notice of revocation or a duly executed proxy bearing a later date (but not less than 24 hours before the Special Meeting) or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a vote. If you are a beneficial owner, you must contact your nominee to change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:     Who can attend the Special Meeting?

A:     Only shareholders and our invited guests are invited to attend the Special Meeting. To gain admittance, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Ordinary Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Ordinary Shares as of the Record Date, a letter from the broker confirming such ownership, and a form of personal identification.

Q:     If I plan to attend the Special Meeting, should I still vote by proxy?

A:     Yes. Casting your vote in advance does not affect your right to attend the Special Meeting.

If you vote in advance and also attend the Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote. Written ballots will be available at the Special Meeting for shareholders of record.

Beneficial shareholders who wish to vote in person must request a legal proxy from the broker or other nominee and bring that legal proxy to the Special Meeting.

Q:     How many votes are required for approval of each of the proposals?

A:     Each of the proposals requires the affirmative vote of a simple majority of our Ordinary Shares voted in person or by proxy at the Special Meeting.

Q:     Where can I find voting results of the Special Meeting?

A:     We will announce the results for the proposals voted upon at the Special Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Special Meeting.

Q.     Where can I find additional copies of this proxy statement?

A:     Copies of this proxy statement are available on our website at www.cyren.com, under the Investor Relations tab (click on the “Investor Relations” link), at www.proxyvote.com and on the SEC website, www.sec.gov.

Q:     Who should I contact with other questions?

A:     If you have additional questions about this proxy statement or the Special Meeting or would like additional copies of this proxy statement, please contact: Kenneth Tarpey, Chief Financial Officer, 1430 Spring Hill Road Suite 330 McLean, VA 22102; Fax: 703-760-3321. You may also contact Kingsdale Advisors, our proxy solicitor for the Special Meeting, by telephone at 1-800-749-9890.

PROPOSAL ONE — TO APPROVE AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION TO EFFECT A REVERSE SPLIT OF OUR ORDINARY SHARES AT A RATIO OF NOT LESS THAN 1 FOR 4 AND NOT GREATER THAN 1 FOR 20, EFFECTIVE ON A DATE TO BE DETERMINED BY OUR BOARD NO LATER THAN 30 DAYS FOLLOWING THE DATE OF THE SPECIAL MEETING

General

On December 14, 2021, the Board unanimously approved a proposal to amend our Articles of Association to effect a reverse split of our Ordinary Shares at a ratio of not less than 1 for 4 and not greater than 1 for 20 (the “Ratio”). The Board determined that this amendment is in the best interests of the Company and our shareholders and recommends its approval by our shareholders.

A copy of the Articles of Association, as proposed to be amended, is attached hereto as Annex A.

If this proposal is approved, then the Board will have the authority to direct our management to implement the Reverse Share Split on such date, no later than thirty days from the date of this Special Meeting, and on such terms that management deems appropriate pursuant to this proposal One, and our Articles of Association will be amended to effect the Reverse Share Split. When the Reverse Share Split is implemented, the number of issued and outstanding Ordinary Shares and the number of authorized Ordinary Shares of the Company will be divided in accordance with the Ratio. The par value of the Ordinary Shares will be increased in accordance with the Ratio.

Background

On April 8, 2021, we received notice from Nasdaq that because the closing bid price for the Ordinary Shares listed on the Nasdaq Capital Market was below $1.00 per share for 30 consecutive business days prior to the date of the notice, our Ordinary Shares do not currently meet the minimum closing bid requirement for continued listing on the Nasdaq Capital Market set forth in Rule 5550(a)(2) of the Nasdaq Listing Rules (the “Minimum Bid Price Requirement” or the “Rule”).

We initially had a period of 180 calendar days, or until October 5, 2021, to regain compliance with the Minimum Bid Price Requirement. On October 6, 2021, we received a written letter from Nasdaq granting us an additional 180 calendar days, or until April 4, 2022, to regain compliance with the Minimum Bid Price Requirement. If at any time before April 4, 2022, the bid price of our Ordinary Shares closes at or above $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written notification that we have achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated by April 4, 2022, Nasdaq will provide written notification that the Ordinary Shares will be delisted. At that time, we may appeal Nasdaq’s determination to a Hearings Panel.

We currently do not meet the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market.

The Board has approved the amendment to the Articles of Association to effect the Reverse Share Split in order to, among other things, assist the Company in our effort to regain compliance with the Minimum Bid Price Requirement, which requires us to maintain a minimum bid price of $1.00 per share.

The Reverse Share Split

Accordingly, we are proposing to effect a Reverse Share Split of our Ordinary Shares within a range of 1 for 4 to 1 for 20. The purpose of the Reverse Share Split is to increase the market price per share of our Ordinary Shares. The Board intends to effect the Reverse Share Split only if it believes that a decrease in the number of Ordinary Shares outstanding is likely to improve the trading price of our Ordinary Shares and is necessary to help maintain our listing on the Nasdaq Capital Market. Should the Board proceed with the Reverse Share Split, the exact ratio will be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative Reverse Share Split ratios will provide it with the flexibility to implement a split in a manner designed to maximize the anticipated benefits to the Company and its stockholders.

The principal effects of the Reverse Share Split would be that:

•        the per-share exercise price of any outstanding stock options would be increased proportionately and the number of Ordinary Shares issuable upon the exercise of such awards would be reduced proportionately, and the number of shares issuable under outstanding options, restricted share units and restricted share awards and all other outstanding equity-based awards would be reduced proportionately in order to prevent dilution or enlargement of the participant’s rights;

•        the number of Ordinary Shares authorized for future issuance under our equity plans would be proportionately reduced and other similar adjustments will be made under the equity plans to reflect the Reverse Share Split;

•        the exercise, exchange or conversion price of all other outstanding securities (including our outstanding warrants and convertible debentures) that are exercisable or exchangeable for or convertible into Ordinary Shares would be proportionately adjusted to maintain the intrinsic value of such securities and the number of Ordinary Shares issuable upon such exercise, exchange or conversion would be proportionately adjusted;

•        the Reverse Share Split would likely increase the number of shareholders who own odd lots (less than 100 shares). Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares; and

•        after the effective time of the Reverse Share Split, the Ordinary Shares would have a new CUSIP number, which is a number used to identify our Ordinary Shares.

After the Reverse Share Split, all Ordinary Shares would have the same voting rights and rights to any dividends or other distributions by us as the Ordinary Shares currently outstanding.

If this proposal is approved at the Special Meeting, we intend to submit Proposal Two for the approval of our shareholders at the Special Meeting.

The Board has requested that shareholders approve a reverse split ratio range, as opposed to approval of a specific reverse split ratio, in order to give the Board the required discretion and flexibility to determine such parameters based, among other factors, upon the historical and then prevailing trading price and volume of our Ordinary Shares as wells as prevailing market, business and economic conditions at the time. No further action on the part of the shareholders will be required to either effect or abandon the Reverse Share Split, and the Board will be required to effect such action within thirty days after receipt of approval of this proposal by our shareholders at the Special Meeting. Following such determination by the Board, we will issue a press release announcing the effective date of the Reverse Share Split and will amend our Articles of Association to effect the Reverse Share Split. We are also required to give notice to Nasdaq at least 15 calendar days prior to the Record Date of a Reverse Share Split.

Reasons for the Reverse Share Split

On December 13, 2021, the closing price of our Ordinary Shares on Nasdaq was $0.3398 per share. A decrease in the number of issued and outstanding Ordinary Shares resulting from the Reverse Share Split should, absent other factors, cause the per share market price of our Ordinary Shares to trade above the required price. However, we cannot provide any assurance that (i) we will regain compliance with the Minimum Bid Price Requirement, or other listing requirements, in effect or (ii) even if we do, that our minimum bid price would remain over the Minimum Bid Price Requirement of the Nasdaq Capital Market following the Reverse Share Split.

The Board believes that the Reverse Share Split and any resulting increase in the per share price of our Ordinary Shares will enhance the acceptability and marketability of our Ordinary Shares to the financial community and investing public. Some investors prefer to invest in stocks that trade at a per share price range more typical of companies listed on Nasdaq. Also, some brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in stocks priced below a certain level (for example, $5.00 per share) or tend to discourage individual brokers from recommending lower-priced stocks to their customers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Ordinary Shares can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Share Split will make our Ordinary Shares a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our Ordinary Shares. As a result, we believe that the Reverse Share Split may make our Ordinary Shares more attractive to certain investors.

Reducing the number of outstanding Ordinary Shares through the Reverse Share Split is intended, absent other factors, to increase the per share trading price of our Ordinary Shares. However, other factors, such as our financial results and financial outlook and investor perception of our future prospects, as well as general market and economic conditions, among many factors, may positively or negatively affect the trading price of our Ordinary Shares. Therefore, even if the Reverse Share Split is effected, the trading price of our Ordinary Shares may not increase to a level we may have expected following the Reverse Share Split or, if it does, the trading price of our Ordinary Shares may decrease in the future. Additionally, the trading price per share of our Ordinary Shares after the Reverse Share Split may not increase in proportion to the reduction in the number of Ordinary Shares outstanding before the Reverse Share Split. Accordingly, the total market capitalization of our Ordinary Shares after the Reverse Share Split may be lower than the total market capitalization before the Reverse Share Split.

The Board has considered the potential harm to us and our shareholders should the reduction of the number of outstanding Ordinary Shares through the Reverse Share Split decrease to the extent that we no longer meet the minimum public float market value requirements for continued listing on the Nasdaq Capital Market. In the event that our Ordinary Shares are not eligible for continued listing on the Nasdaq Capital Market or another national securities exchange, trading of our Ordinary Shares could be conducted in the over-the-counter market or on an electronic bulletin board established for unlisted securities such as the Pink Sheets or the OTC Bulletin Board. In such event, it could become more difficult to dispose of, or obtain accurate price quotations for, our Ordinary Shares.

We believe increasing the trading price of our Ordinary Shares will assist in meeting the continued listing criteria of The Nasdaq Capital Market and is our best option to meet the bid price criteria to comply with the continued listing requirements. Accordingly, we believe that the Reverse Share Split is in our shareholders’ best interests.

In addition, an increase in the per share trading value of our Ordinary Shares would be beneficial to us to the extent that it would:

•        improve the perception of our Ordinary Shares as an investment security;

•        reset our share price to more normalized trading levels in the face of potentially extended market dislocation;

•        appeal to a broader range of investors to generate greater investor interest in us; and

•        reduce shareholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our Ordinary Shares if our share price were higher than they would if our share price were lower.

Principal Effects of the Reverse Share Split

A reverse share split refers to a reduction in the number of outstanding and authorized shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding Ordinary Shares into a proportionately smaller number of shares. For example, a shareholder holding 100,000 Ordinary Shares before the Reverse Share Split would instead hold 5,000 – 25,000 Ordinary Shares immediately after the Reverse Share Split, depending on the Ratio selected by the Board. Each shareholder’s proportionate ownership of outstanding Ordinary Shares would remain the same, subject to immaterial adjustments due to the issuance of an additional share in lieu of a fractional share. All Ordinary Shares will remain validly issued, fully paid and non-assessable.

After the effective date of the Reverse Share Split, our Ordinary Shares will have a new committee on uniform securities identification procedures number, also known as a CUSIP number, which is a number used to identify our Ordinary Shares. Our Ordinary Shares are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Share Split will not affect the registration of our Ordinary Shares under the Exchange Act.

Effect on Authorized but Unissued Shares

The Reverse Share Split will have the effect of dividing the number of authorized Ordinary Shares available for issuance by the Ratio and the nominal value of the Ordinary Shares will be increased proportionately. Of the 160,000,000 Ordinary Shares that are authorized for issuance as of November 30, 2021, 90,363,745 Ordinary Shares are outstanding. If the Reverse Share Split is approved, the number of shares outstanding after the Reverse Share Split would be 4,518,188 to 22,590,937, or a 95% to 75% reduction in the number of shares outstanding, depending on the Ratio selected by the Board.

The resulting decrease in the number of Ordinary Shares outstanding could potentially adversely affect the liquidity of our Ordinary Shares, especially in the case of larger block trades.

Certain Risks Associated with the Reverse Share Split

The Reverse Share Split could result in a significant devaluation of our market capitalization and the trading price of our Ordinary Shares.

We cannot assure you that the Reverse Share Split, if implemented, will increase the market price of our Ordinary Shares in proportion to the reduction in the number of issued and outstanding Ordinary Shares or result in a permanent increase in the market price. Accordingly, the total market capitalization of our Ordinary Shares after the Reverse Share Split may be lower than the total market capitalization before the Reverse Share Split and, in the future, the market price of our Ordinary Shares following the Reverse Share Split may not exceed or remain higher than the market price prior to the Reverse Share Split. Even if the market price per post-Ordinary Share Reverse Share Split remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The effect the Reverse Share Split may have upon the market price of our Ordinary Shares cannot be predicted with any certainty, and the history of similar reverse share splits for companies in similar circumstances to ours is varied. The market price of our Ordinary Shares is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Share Split is implemented and the market price of our Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Share Split.

The Reverse Share Split may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Share Split may result in some shareholders owning “odd lots” of less than 100 Ordinary Shares on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The reduced number of Ordinary Shares resulting from the Reverse Share Split could adversely affect the liquidity of our Ordinary Shares.

Although the Board believes that the decrease in the number of Ordinary Shares outstanding as a consequence of the Reverse Share Split and the anticipated increase in the market price of Ordinary Shares could encourage interest in our Ordinary Shares and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Share Split.

For a discussion of the possible dilutive effects of the increase in authorized but unissued Ordinary Shares and possible anti-takeover considerations, please see “Proposal Two — Possible Effects of the Amendment and Additional Anti-Takeover Consideration.”

Fractional Shares

No fractional Ordinary Shares will be issued in connection with the Reverse Share Split. In lieu of issuing fractional shares, we intend to round fractional shares up to the next whole share.

Effect on Beneficial Shareholders

If you hold Ordinary Shares in “street name” through an intermediary, we will treat your Ordinary Shares in the same manner as shareholders whose shares are registered in their own names. Intermediaries will be instructed to effect the Reverse Share Split for their customers holding Ordinary Shares in street name. However, these intermediaries may have different procedures for processing a reverse share split. If you hold Ordinary Shares in street name, we encourage you to contact your intermediaries.

Registered “Book Entry” Holders of Ordinary Shares

If you hold Ordinary Shares electronically in book-entry form with our transfer agent, you do not currently have and will not be issued share certificates evidencing your ownership after the Reverse Share Split, and you do not need to take action to receive post-Reverse Share Split shares. If you are entitled to post-Reverse Share Split shares, a transaction statement will automatically be sent to you indicating the number of Ordinary Shares held following the Reverse Share Split.

Effect on Registered Shareholders Holding Certificates

As soon as practicable after the Reverse Share Split, our transfer agent will mail transmittal letters to each shareholder holding Ordinary Shares in certificated form. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificate(s) representing Ordinary Shares (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Share Split Ordinary Shares (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole Ordinary Shares that they are entitled as a result of the Reverse Share Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to represent only the number of whole shares of post-Reverse Share Split Ordinary Shares to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Effect on Outstanding Options, Warrants and Equity Plans

Upon a Reverse Share Split, all outstanding options, warrants and future or contingent rights to acquire Ordinary Shares will be adjusted to reflect the Reverse Share Split. With respect to all outstanding options and warrants to purchase Ordinary Shares, the number of Ordinary Shares that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of Ordinary Shares underlying such options and warrants are reduced as a result of the Reverse Share Split. Also, under our existing equity incentive plan and non-employee director equity incentive plan, appropriate and proportionate adjustments may be made to the number of shares subject to such equity incentive plans and to any outstanding awards and in the exercise or purchase price per share under any outstanding awards in order to prevent dilution or enlargement of participants’ rights under such equity incentive plans.

Procedure for Effecting the Reverse Share Split

If our shareholders approve this proposal, and the Board elects to effect the Reverse Share Split, it will become immediately effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Share Split will occur automatically, at the time determined by our Board (referred to as the “effective time”), without any action on the part of our shareholders and without regard to the date that share certificates representing any certificated shares prior to the Reverse Share Split are physically surrendered for new share certificates. Beginning at the effective time, each certificate representing pre-Reverse Share Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Share Split shares.

The Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Share Split if the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders to proceed with the Reverse Share Split. By voting in favor of the Reverse Share Split, you are also expressly authorizing the Board to delay or abandon the Reverse Share split.

Accounting Consequences

Following the Effective Date of the Reverse Share Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Share Split.

Interest of Directors and Executive Officers

Brett Jackson, our Chief Executive Officer holds convertible debentures that are convertible into 333,334 Ordinary Shares and the number of Ordinary Shares issuable upon such conversion would be proportionately adjusted. Other than our Chief Executive Officer, none of our directors and executive officers have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Ordinary Shares and equity awards granted to them under our equity incentive plans.

Certain U.S. Federal Income Tax Consequences

Generally, the Reverse Share Split will not result in the recognition of gain or loss for U.S. federal income tax purposes. The total adjusted tax basis of the aggregate number of new ordinary shares will be the same as the total adjusted basis of the aggregate number of Ordinary Shares held by a shareholder immediately prior to the Reverse Share Split and the holding period of the Ordinary Shares after the Reverse Share Split will include the holding period of the Ordinary Shares held prior to the Reverse Share Split, to the extent applicable. No gain or loss will be recognized by the Company as a result of the Reverse Share Split.

Certain Israeli Tax Consequences

The following discussion summarizing certain Israeli income tax consequences is based on the Israeli Income Tax Ordinance and the policy of the Israeli Tax Authority (“ITA”) as currently in place and is for general information only. Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

Generally, a Reverse Share Split will not be viewed for Israeli tax purposes as a sale of the Ordinary Shares held by each shareholder, subject to the fulfillment of all of the following terms: the Reverse Share Split shall apply the same conversion ratio for all of the shareholders and for all of our Ordinary Shares; there will be no change in the shareholders’ rights (whether in their voting rights or rights for profits) as a result of the Reverse Share Split; the Reverse Share Split shall not include any consideration or economic benefit (whether by cash or by cash equivalents) paid or accrued to the shareholders or to us; the economic value of all of the issued shares shall not be affected by the Reverse Share Split; and the Reverse Share Split shall not result in any change excluding the amount of the issued shares.

THE U.S. AND ISRAELI TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT MAY DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER; INCLUDING WITH RESPECT TO ANY IMPACT ON A SPECIFIC SHAREHOLDER DUE TO THE ROUNDING UP OR DOWN MECHANISM. ACCORDINGLY, EACH SHAREHOLDER IS ADVISED TO CONSULT THE SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE SHAREHOLDER OF A REVERSE SHARE SPLIT.

Implementation of the Reverse Share Split

After the Reverse Share Split becomes effective, each holder of Ordinary Shares will receive notice regarding the implementation of the Reverse Share Split and the resulting number of ordinary shares owned by such holder as a result of the Reverse Share Split. It is not anticipated that any action on the part of holders of electronic Ordinary Shares will be required in order to implement the Reverse Share Split. Holders of our Ordinary Shares who hold physical share certificates will be directed to surrender their old certificates to the Company to be replaced by new shares certificates reflecting the resulting number of ordinary shares owned by such holder as a result of the Reverse Share Split.

Proposal

The Board will present the following resolution for adoption at the Special Meeting:

“RESOLVED, to approve the Reverse Share Split of the Company’s Ordinary Shares, effective on the date to be announced by the Company, and to approve the amendment to the Articles of Association to reflect such Reverse Share Split, as set forth under Proposal One in the Proxy Statement”.

If the above proposed Reverse Share Split and the amendment to increase the authorized share capital in Proposal Two are approved by the shareholders of the Company, then Article 3.1 of our Articles of Association shall be amended, effective as of the shareholders’ approval, to read as follows:

The authorized share capital of the Company is NIS [•] [the new amount to be inserted depending on the Ratio of the Reverse Share Split to be determined by the Board] divided into [•] Ordinary Shares of nominal value NIS [•] per share [the new number of shares and the new par value per share to be inserted, depending on the Ratio of the Reverse Share Split and the increase in our authorized share capital to be determined by the Board] (“Ordinary Shares”).

The Board has requested that shareholders approve a maximum share capital increase amount, as opposed to approval of a specific share capital increase amount in order to give the Board the required discretion and flexibility to determine such parameters based, among other factors, upon prevailing market, business and economic conditions at the time. No further action on the part of the shareholders will be required either to effect or abandon the share capital increase, and the Board will be required to effect such actions within ninety (90) days after receipt of approval of this proposal by our shareholders at the Special Meeting. Following such determination by the Board, we will issue a press release announcing the effective date of the share capital increase, and will amend our Articles of Association to effect such amendment.

Vote Required

The proposal requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares represented at the Special Meeting, in person or by proxy and voting thereon. Abstentions will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

PROPOSAL TWO — subject to the approval of Proposal One, to approve an increase in our authorized share capital and IN THE NUMBER OF authorized Ordinary Shares, and to amend our Articles of Association accordingly

Background

On December 14, 2021, the Board approved an amendment to our Articles of Association to increase our share capital by up to NIS 216,000,000. The Board determined that this amendment is in the best interests of the Company and our shareholders and recommends its approval by our shareholders.

A copy of the Articles of Association, as proposed to be amended, is attached hereto as Annex A.

Our current share capital is NIS 24,000,000. Subject to approval by our shareholders at the Special Meeting of Proposal One, we are proposing to effect an increase in our authorized share capital by up to NIS 216,000,000 to 240,000,000, depending on the Ratio of the Reverse Share Split to be determined by the Board. The purpose of this increase is to maintain our current flexibility following the Reverse Share Split to conduct future issuances of our Ordinary Shares in the ordinary course from time to time to fund our operations, consistent with our historical practice of raising financing through equity and debt issuances. As previously disclosed, we intend to finance operating costs over the next twelve months through a combination of existing cash on hand, reducing operating spend, potentially divesting non-core assets, and future issuances of equity and/or debt securities. Although we believe our current authorized share capital before the Reverse Share Split suffices to service our ongoing capital-raising needs, an increase in authorized share capital after the Reverse Share Split will maintain this flexibility to raise money in the capital markets in the event of a reduction in the value of our Ordinary Shares following the Reverse Share Split. In addition, because the Reverse Share Split will substantially reduce the number of authorized but unissued Ordinary Shares (which was approximately 69,636,255 authorized but unissued Ordinary Shares as of November 30, 2021), and we believe that a minimum number of Ordinary Shares will be necessary for future issuances regardless of the price per share, we wish to ensure the availability of this minimum. Therefore, we will increase the number of authorized Ordinary Shares by up to approximately 72,000,000 following the Reverse Share Split, irrespective of the Ratio of the Reverse Share Split to be determined by the Board pursuant to Proposal One.

Increase in our Authorized Share Capital

If Proposal One is approved and the Board elects to effectuate a Reverse Share Split, we intend to increase our authorized share capital by up to NIS 216,000,000 so that we will increase the number of authorized Ordinary Shares following the Reverse Share Split by up to approximately 72,000,000 Ordinary Shares, irrespective of the Ratio of the Reverse Share Split to be determined by the Board pursuant to Proposal One. The exact amount of the increase in our authorized capital to be determined by the Board will depend on the number of authorized Ordinary Shares we will have following the Reverse Share Split. If this proposal is approved, the Board will have the ability to increase our authorized share capital only subject to the approval of the Reverse Share Split.

After the increase, all Shares issuable from our authorized share capital would have the same voting rights and rights to any dividends or other distributions by the Company as the ordinary shares currently issuable from our share capital.

The Board may issue additional Ordinary Shares only if the action is permissible under Israeli law, and the rules of Nasdaq on which our Ordinary Shares are quoted.

Of the 160,000,000 Ordinary Shares that are authorized for issuance as of November 30, 2021, 90,363,745 Ordinary Shares are outstanding and 49,911,443 are reserved for issuance. The 49,911,443 Ordinary Shares that we have reserved for issuance are comprised of (1) 3,691,158 Ordinary Shares issuable upon exercise of outstanding stock options; (2) 17,392,074 Ordinary Shares issuable upon the exercise of warrants; (3) 15,237,764 Ordinary Shares issuable upon the conversion of convertible debentures, and (4) 6,386,150 shares underlying unvested RSUs. As of November 30, 2021, we could also issue up to 7,204,297 Ordinary Shares that are reserved for issuance under our Equity Plans.

We have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the remaining additional Ordinary Shares resulting from the proposed increase in authorized Ordinary Shares. These additional Ordinary Shares will be available for issuance by the Board for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions, although we have no present plans to use them in any such regard. Having these additional authorized Ordinary Shares available for future use will allow us to issue additional Ordinary Shares without the expense and delay of arranging a special meeting of shareholders.

As of November 30, 2021, our outstanding capital stock consisted of 90,363,745 Ordinary Shares. No other shares of any class or series were issued and outstanding as of November 30, 2021.

Possible Effects of the Amendment and Additional Anti-Takeover Consideration

If the amendment to the Articles of Association is approved, the additional authorized Ordinary Shares would be available for issuance at the discretion of the Board and without further shareholder approval, except as may be required by law or the Nasdaq Listing Rules. The additional shares of authorized Ordinary Shares would have the same rights and privileges as the shares of Ordinary Shares currently issued and outstanding. Holders of our Ordinary Shares have no preemptive rights.

The issuance of additional shares of Ordinary Shares may, among other things, have a dilutive effect on earnings per share and on shareholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Ordinary Shares, or the perception that these sales might occur, could adversely affect the prevailing market price of our Ordinary Shares or limit our ability to raise additional capital.

Although this proposal to increase the authorized number of Ordinary Shares has been prompted by the Reverse Share Split and business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Board to oppose changes in control of the Company and perpetuate our management, including transactions in which the shareholders might otherwise receive a premium for their Ordinary Shares over then current market prices. We would be able to use the additional Ordinary Shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could sell Ordinary Shares in a private transaction to purchasers who would oppose a takeover or favor the current Board.

In addition, certain provisions of the Israeli Companies Law or our Articles of Association may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. Those provisions include: (i) limiting the ability of our shareholders to convene general meetings of the Company; (ii) controlling procedures for the conduct of shareholder and Board meetings, including quorum and voting requirements; and (iii) the election and removal of directors. Moreover, the requirement under the Israeli Companies Law to have at least two External Directors, who cannot readily be removed from office, may make it more difficult for shareholders who oppose the policies of the Board to remove a majority of the then-current directors from office quickly. It may also, in some circumstances, together with the other provisions of our Articles of Association and Israeli law, deter or delay potential future merger, acquisition, tender or takeover offers, proxy contests or changes in control or management of the Company, some of which could be deemed by certain shareholders to be in their best interests and which could affect the price some investors are willing to pay for our Ordinary Shares.

Proposal

Assuming Proposal One is approved, our shareholders are being asked to approve an increase in our share capital (and corresponding authorized Ordinary Shares) by up to NIS 216,000,000 to 240,000,000 and an increase in the number of authorized Ordinary Shares following the Reverse Share Split by up to approximately 72,000,000 Ordinary Shares (irrespective of the Ratio of the Reverse Share Split to be determined by the Board pursuant to Proposal One). Because share capital in companies incorporated in Israel is expressed in NIS terms, divided into a number of shares based on nominal value, the Board will determine the exact share capital increase in NIS based upon the number of authorized but unissued Ordinary Shares we will have following the Reverse Share Split pursuant to Proposal One subject to the parameters of this proposal.

If the above proposed increase in our share capital is approved by the shareholders of the Company, then Article 3.1 of our Articles of Association shall be amended, effective as of the shareholders’ approval, to read as follows:

The authorized share capital of the Company is NIS [•] [the new amount to be inserted, depending on the Ratio of the Reverse Share Split to be determined by the Board pursuant to Proposal One] divided into [•] Ordinary Shares of nominal value NIS [•] per share [the new number of shares and the new par value per share to be inserted, depending on the Ratio of the Reverse Share Split and the increase in our authorized share capital, to be determined by the Board pursuant to Proposal One and Two] (“Ordinary Shares”).

Shareholders are being asked to adopt the following resolution:

“RESOLVED, that the Company’s registered share capital be increased as detailed in the Proxy Statement and that Article 3.1 of the Company’s Articles of Association be amended accordingly.”

Vote Required

The proposal requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares represented at the Special Meeting, in person or by proxy, and voting thereon. Abstentions will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our Ordinary Shares, as of December 31, 2021 (the “Reporting Date”), by (i) each person known to us to beneficially own more than 5% of our Ordinary Shares; (ii) our named executive officers; (iii) each director; and (iv) all of the executive officers and directors as a group. Except as shown in the table, no other person is known by us to beneficially own more than 5% of our outstanding Ordinary Shares. The percentage of shares beneficially owned is based on 90,658,841 Ordinary Shares outstanding as of the Reporting Date.

Name of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percent(2)
Holding more than 5%:
WP XII Investments B.V.(3)	32,211,010	35.53
Yelin Lapidot Holdings Management Ltd.(4)	5,021,794	5.54

Named Executive Officers and Directors:
Brett Jackson(5)	1,872,739	2.01
J. Michael Myshrall(6)	—	*
Atif Ahmed(7)	—	*
Hila Karah(8)	118,098	*
James Hamilton(9)	58,750	*
David Earhart(10)	55,500	*
John Becker(11)	82,500	*
Cary Davis(12)	72,500	*
Brian Chang(13)	72,500	*
Lauren Zletz(14)	66,250	*
Rajveer Kushwaha(15)	66,250	*
Total of all Executive Officers and Directors as a Group (20 persons)(16)	3,871,296	4.16

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Cyren Inc., 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

(2)      The number and percentage of shares beneficially owned by each person has been determined in accordance with Rule 13d-3 of the Exchange Act. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes ordinary shares issuable upon settlement of RSUs held by the respective person or group that will vest within 60 days of the Reporting Date and pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the Reporting Date. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power with respect to the shares shown as beneficially owned.

(3)     Based on a Schedule 13D/A as filed with the SEC on February 10, 2020. The shareholder of the Company is WP XII Investments B.V., a company incorporated in the Netherlands (“WP XII Investments”), which is wholly owned by WP XII Investments Coöperatief U.A., a company incorporated in the Netherlands (“WP XII Investments Coöperatief”), which itself is wholly owned by (i) Warburg Pincus (Callisto) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII Callisto”), (ii) Warburg Pincus (Europa) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII Europa”), (iii) Warburg Pincus (Ganymede) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII Ganymede”), (iv) Warburg Pincus Private Equity XII-B (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII-B”), (v) Warburg Pincus Private Equity XII-D (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII-D”), (vi) Warburg Pincus Private Equity XII-E (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII-E”), (vii) Warburg Pincus XII Partners (Cayman), L.P., a Cayman Islands exempted limited partnership (“Warburg Pincus XII Partners”), and (viii) WP XII Partners (Cayman), L.P., a Cayman Islands exempted limited partnership (“WP XII Partners,” and together with WP XII Callisto, WP XII Europa, WP XII Ganymede, WP XII-B, WP XII-D, WP XII-E and Warburg Pincus XII Partners, the “WP XII Funds”). Warburg Pincus LLC, a New York limited liability company (“WP LLC”), is the manager of the WP XII Funds. Warburg Pincus (Cayman) XII, L.P., a Cayman Islands exempted limited partnership (“WP XII Cayman GP”), is the general partner of each of the WP XII Funds. Warburg Pincus (Cayman) XII GP LLC, a Delaware limited liability company (“WP XII Cayman GP LLC”), is the general partner of WP XII Cayman GP. Warburg Pincus Partners II (Cayman), L.P., a Cayman Islands

exempted limited partnership (“WPP II Cayman”), is the sole member of WP XII Cayman GP LLC. Warburg Pincus Partners II Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“WPP II Cayman Holdings”), is a limited partner of WPP II Cayman. WPP II Administrative (Cayman), LLC, a Cayman Islands limited liability company (“WPP II Administrative”) is the general partner of WPP II Cayman Holdings. Warburg Pincus (Bermuda) Private Equity GP Ltd., a Bermuda exempted company (“WP Bermuda GP”), is the general partner of WPP II Cayman and sole and managing member of WPP II Administrative. Investment and voting decisions with respect to the ordinary shares are made by a committee comprised of three or more individuals and all members of such committee disclaim beneficial ownership of the shares. WP XII Investments has shared power to vote or direct the vote with respect to all of the shares and shared power to dispose or direct the disposition of all of the shares. The address of WP XII Investments is c/o Warburg Pincus LLC, 450 Lexington Avenue, New York, NY 10017.

(4)      Based on a Schedule 13G/A as filed with the SEC on February 2, 2021. As of December 31, 2020, these securities were beneficially owned as follows: (i) 5,021,794 Ordinary Shares beneficially owned by mutual funds managed by Yelin Lapidot Mutual Funds Management Ltd. and (ii) 0 Ordinary Shares beneficially owned by provident funds managed by Yelin Lapidot Provident Funds Management Ltd. The securities are beneficially owned by provident funds managed by Yelin Lapidot Provident Funds Management Ltd. and/or mutual funds managed by Yelin Lapidot Mutual Funds Management Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of Yelin Lapidot Holdings Management Ltd. (“Yelin Lapidot Holdings”). Dov Yelin and Yair Lapidot each own 24.38% of the share capital and 25.004% of the voting rights of Yelin Lapidot Holdings. Any economic interest or beneficial ownership in any of these securities is held for the benefit of the members of the provident funds or mutual funds, as the case may be. Each of Messrs. Yelin and Lapidot, Yelin Lapidot Holdings, and the Subsidiaries disclaims beneficial ownership of any these securities. Yelin Lapidot Holdings has shared power to vote or direct the vote with respect to all of the shares and shared power to dispose or direct the disposition of all of the shares. The address of Messrs. Yelin and Lapidot, Yelin Lapidot Holdings, and the Subsidiaries is 50 Dizengoff St., Dizengoff Center, Gate 3, Top Tower, 13th floor, Tel Aviv 64332, Israel.

(5)      This amount includes (i) 742,500 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date and (ii) 333,334 shares issuable upon conversion of convertible debentures. This amount excludes 805,000 RSUs that have not yet vested.

(6)      Mr. Myshrall’s employment ended on February 28, 2021 and any options and RSUs that were not fully vested expired on May 29, 2021.

(7)      Mr. Ahmed’s employment ended on November 12, 2020 and any options and RSUs that were not fully vested expired on February 10, 2021.

(8)      This amount includes 16,667 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 52,500 RSUs that have not yet vested.

(9)      This amount includes 0 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 81,250 RSUs that have not yet vested.

(10)    This amount includes 0 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 57,500 RSUs that have not yet vested.

(11)    This amount includes 50,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 52,500 RSUs that have not yet vested.

(12)    This amount includes 50,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 0 options and (ii) 52,500 RSUs that have not yet vested.

(13)    This amount includes 50,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 0 options and (ii) 52,500 RSUs that have not yet vested.

(14)    This amount includes 43,750 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 6,250 options and (ii) 52,500 RSUs that have not yet vested. The address of Ms. Zletz (also a Warburg Director) is c/o Warburg Pincus LLC, 450 Lexington Avenue New York, NY 10017.

(15)    This amount includes 43,750 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 6,250 options and (ii) 52,500 RSUs that have not yet vested.

(16)    This amount includes an aggregate of (i) 1,669,795 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date exercisable and (ii) 333,334 shares issuable upon conversion of convertible debentures. There are 497,500 RSUs that will vest within 60 days after the Reporting Date.

OTHER MATTERS

Shareholder Proposals

Under Israeli law, one or more shareholders holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of a shareholders meeting, provided that certain resolutions are brought before the shareholders in such meeting by submitting such proposal within three days of publication of Cyren’s notice with respect to our special meeting of shareholders. Accordingly, any shareholder holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of the Special Meeting by submitting such proposal in writing to us no later than January 8, 2022, at the offices of our subsidiary Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

The date by which shareholder proposals must be received by us pursuant to Rule 14a-8 of the Exchange Act for inclusion in proxy materials relating to the 2022 annual meeting of shareholders, or the “2022 Annual Meeting,” is February 3, 2022. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies. In addition, one or more shareholders holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of the 2022 Annual Meeting, including the appointment of members to the Board, by submitting such proposal within seven days of publication of Cyren’s notice with respect to our annual meeting of shareholders.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by personal interview, telephone, facsimile, email or other method without extra compensation for that activity. We may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold Ordinary Shares. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $10,000 plus telephone solicitation fees for its services. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement and other proxy materials, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the proxy materials for your household, please contact our transfer agent, American Stock Transfer & Trust Company, LLC by writing to: 6201 15th Ave., Brooklyn, NY 11219 or by telephone: (800) 937-5449.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. Beneficial shareholders can request information about householding from their nominee.

Annex A

THE COMPANIES LAW
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ARTICLES OF ASSOCIATION
of
CYREN LTD.

1.           Preliminary

1.1.        Construction. In these Articles, each of the following terms shall have the respective meaning appearing next to it, if not inconsistent with the subject or context:

1.1.1.     “Articles” — These Articles of Association, as amended from time to time.

1.1.2.     “Board” — the board of directors appointed under these Articles.

1.1.3.     “Company” — Cyren Ltd.

1.1.4.     “Companies Law” — The Companies Law, 5759-1999 and any regulations promulgated thereunder.

1.1.5.     “General Meeting” — an Annual Meeting or a Special Meeting as defined in Article 9.2.1.

1.1.6.     “Shareholder” —

(a)  A holder of one or more of the shares of the Company; or

(b)  a person registered as such in the Register of Shareholders; or

I     a person who holds a share certificate.

1.1.7.     “Register of Shareholder–” — The Register of Shareholders pursuant to Article 12.

1.1.8.     “Year and Month–” — A Gregorian month or year.

1.2.        Any capitalized term used but not otherwise defined in these Articles shall have the meaning ascribed to it in the Companies Law.

2.           Public Company

The Company is a Public Company as such term is defined in the Companies Law.

3.           Share Capital

3.1.        The authorized share capital of the Company is NIS [•] [the new amount to be inserted, depending on the Ratio of the Reverse Share Split to be determined by the Board pursuant to Proposal One] divided into [•] Ordinary Shares of nominal value NIS [•] per share [the new number of shares and the new par value per share to be inserted, depending on the Ratio of the Reverse Share Split and the increase in our authorized share capital, to be determined by the Board pursuant to Proposal One and Two] (“Ordinary Shares”).

3.2.        The holders of issued and outstanding Ordinary Shares shall have all the rights, powers and authorities associated with the shares of the Company, including the power to appoint directors, to receive notice of, and to vote in, General Meetings of the Company, and to receive dividends and any surplus upon the liquidation of the Company.

3.3.        If at any time the share capital is divided into different classes of shares, then, unless the conditions of allotment of such class provide otherwise, the rights, additional rights, advantages, restrictions and conditions attached or not attached to any class, at any given time, may be modified, enhanced, added or abrogated by the Company by resolution at a meeting of the holders of the shares of such class.

Annex A-1

4.           Issuance of Securities

4.1.        The unissued shares of the Company shall be under the control of the Board.

4.2.        The Board shall have the power to allot, issue or otherwise dispose of shares to such persons, at such times, on such terms and conditions, and either at par or less than par, at a premium, for cash or other consideration, in whole or in part, at a discount or with payment of commission, with such preferred or deferred rights, restrictions or conditions, all in accordance with the provisions of the Companies Law and as the Board shall deem fit from time to time, provided that such shares do not exceed the registered share capital of the Company. The Board of Directors shall also have the power to give any person the option to acquire from the Company any shares, either at par or less than par, at a premium, for cash or other consideration, in whole or in part, at a discount or with payment of commission, all in accordance with the provisions of the Companies Law and as the Board shall deem fit from time to time.

4.3.        The Board may resolve to issue one or more series of debentures; however, such borrowing power shall be limited to actions that do not unreasonably jeopardize the Company’s ability to pay its debt or to conduct its business as an entity that seeks to maximize profits.

4.4.        The Company may, subject to applicable law, issue redeemable shares and redeem the same.

5.           Reorganization of Capital

5.1.        Increase of Capital

5.1.1.     The Company may, from time to time, by resolution of the Shareholders, whether or not all the shares then authorized have been issued, and whether or not all the shares issued have been called for payment, increase its authorized share capital. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, with such rights and preferences and subject to such restrictions, as such resolution shall provide.

5.1.2.     Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased under Article 5.1.1 shall be subject to all the provisions of these Articles which are applicable to shares included in the existing share capital, without regard to class (and, if such new shares are of the same class as a class of shares included in the existing share capital, to all of the provisions that are applicable to shares of such class included in the existing share capital).

5.2.        Consolidation, Subdivision, Cancellation and Reduction of Capital.

              The Company may, from time to time, by resolution of the Shareholders (subject to applicable law):

5.2.1.     consolidate all or any part of its issued or unissued share capital into shares of a per share nominal value that is greater than the per share nominal value of its existing shares;

5.2.2.     subdivide its shares (issued or unissued) or any of them into shares of lesser nominal value than is fixed by these Articles;

5.2.3.     cancel any shares that have not been issued or subscribed for, and decrease the amount of its authorized share capital by the amount of the shares so canceled, subject to any commitment (including a conditional commitment) given by the Company in respect of such shares.

5.2.4.     reduce its share capital in any manner, and with and subject to any consent required by law.

5.3.        With respect to any action that may result in fractional shares, the Board may settle any difficulty that may arise with regard thereto as it deems fit, and in connection with any such consolidation or other action that may result in fractional shares may, without limitation:

5.3.1.     determine, as to the holder of the shares so consolidated, which issued shares shall be consolidated into a share of a larger nominal value per share;

Annex A-2

5.3.2.     allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings;

5.3.3.     redeem, in the case of redeemable shares and subject to the Companies Law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; or

5.3.4.     cause the transfer of fractional shares by certain Shareholders to other Shareholders so as most expediently to preclude or remove any fractional share holdings, and cause the transferees of such fractional shares to pay the transferors of such fractional shares the fair value thereof, and the Board is hereby authorized to act in connection with such transfer as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purpose of implementing the provisions of this Article 5.3.

6.           Transfer of Shares

6.1.        Registration of Transfer

6.1.1.     No transfer of shares shall be registered in the Register of Shareholders unless one of the following conditions has been met:

6.1.1.1.     a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board) signed by the transferee and the transferor, together with the share certificate(s) and such other evidence of title as the Board may reasonably require, were submitted to the Company, and the relevant provisions in these Articles to effect a transfer of shares have been fully complied with. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

6.1.1.2.     the Company received a court order requiring the change in the Register of Shareholders.

6.1.1.3.     the Company received proof that the legal requirements for the assignment of rights to any Shares were fulfilled.

6.1.1.4.     the occurrence of a condition that is sufficient, under these Articles, to effect the change in the Register of Shareholders.

6.2.        Decedent’s Shares

6.2.1.     In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 6.2.2 have been effectively invoked.

6.2.2.     Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or order of inheritance (or such other evidence as the Board may reasonably deem sufficient), shall be registered as a Shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

6.3.        Receivers and Liquidators

6.3.1.     The Company may recognize any receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate Shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a Shareholder or its properties, as being entitled to the shares registered in the name of such Shareholder.

Annex A-3

6.3.2.     Such receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate Shareholder, and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to, a Shareholder or its properties, upon producing such evidence as the Board may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board (which the Board may grant or refuse in its absolute discretion) be registered as a Shareholder in respect of such shares, or may, subject to the regulations as to transfer contained in these Articles, transfer such shares.

7.           Limitation of Liability

The liability of each Shareholder shall be limited to the payment of the nominal value of its shares or the subscription price paid for such shares, if greater than the nominal value. If the Company issues shares for consideration that is less than the nominal value of such shares, in accordance with, the terms and conditions set forth in Section 304 of the Companies Law, then the liability of each such Shareholder shall be governed by the terms of Section 304 of the Companies Law.

8.           Amendments to the Articles

The Company may amend these Articles by resolution adopted by the Shareholders by a regular majority of Shareholders present at the General or Special Meeting entitled to vote. The Company shall not amend the Articles in a manner that adversely affects the rights of a Shareholder without obtaining the consent of all Shareholders that are adversely affected by such modification. For the avoidance of doubt, any amendment that affects all the Shareholders in the same manner shall not be deemed to constitute a modification of rights associated with specific shares.

9.           General Meetings

9.1.        The Powers of the General Meeting

The following matters of the Company shall be decided in a General Meeting of Shareholders:

9.1.1.     Amendment of these Articles.

9.1.2.     Exercise of the powers vested in the Board in the event that the Board is unable to exercise such powers, as provided in Section 52(a) of the Companies Law.

9.1.3.     Appointment and termination of the Company’s auditors.

9.1.4.     Approval of actions and transactions that are required pursuant to Sections 254 and 255, and 270 through 275, of the Companies Law.

9.1.5.     Increase and reduction of the authorized share capital of the Company in accordance with Sections 286 and 287 of the Companies Law.

9.1.6.     Approval of a merger in accordance with Section 320(a) of the Companies Law.

9.1.7.     Discussion of the financial statements at an Annual Meeting (as defined below).

9.1.8.     Appointment of Outside Directors in accordance with Section 239(b) of the Companies Law.

9.2.        Annual Meetings and Special Meetings

9.2.1.     An Annual General Meeting shall be held at least once in every calendar year (within a period of not more than 15 months after the last preceding Annual General Meeting), at such time and at such place as determined by the Board. Such Annual General Meetings shall be referred to as “Annual Meetings”. Any other Shareholders meetings shall be referred to as “Special Meetings”.

9.2.2.     The agenda at an Annual Meeting shall include a discussion of the annual financial statements of the Company and of the report submitted by the Board that shall include explanations concerning the various events that had an influence on the financial statements.

Annex A-4

9.3.        Convening a General Meeting

9.3.1.     The Board may, whenever it thinks fit, convene a Special Meeting, at such time and place as may be determined by the Board, and shall be obliged to do so upon the receipt of a written request from (i) either 2 directors or 25% of the directors then in office, (ii) a Shareholder or group of Shareholders that holds at least 5% of the issued and outstanding shares of the Company and at least 1% of the voting rights in the Company, or a Shareholder or group of Shareholders that holds at least 5% of the voting rights in the Company, as provided in Section 63 of the Companies Law.

9.3.2.     Notice of a General Meeting shall be delivered to Shareholders entitled to receive such notice in the manner and to the extent required by the Companies Law and any regulations promulgated thereunder. The Company shall make copies of its annual financial statements available for inspection by the Shareholders at the principal offices of the Company. The Company shall not be required to send copies of its annual financial statements to Shareholders, except upon request.

9.3.3.     The accidental omission to give notice of a meeting to any Shareholder or Shareholders, or the non-receipt of notice sent to such Shareholder, shall not invalidate the proceedings at such meeting.

9.4.        Proceedings at a General Meeting

9.4.1.     The Agenda: The agenda for a General Meeting shall be determined by the Board, and shall include (i) in the case of a Special Meeting, the matters for which the Special Meeting was convened pursuant to Section 63 of the Companies Law, and (ii) matters requested by a Shareholder or Shareholders holding not less than (1%) of the voting rights in the General Meeting, provided that such proposed matter is appropriate for discussion in a General Meeting. Only resolutions on matters that are specified in the agenda shall be adopted at such Special Meeting.

9.4.2.     Quorum:

9.4.2.1.     No business shall be transacted at a General Meeting unless a legal quorum is present, and no resolution may be passed unless a legal quorum is present at the time such resolution is voted upon.

9.4.2.2.     In the absence of a contrary provision in these Articles or in the Companies Law, two or more Shareholders, present in person or by proxy and holding shares conferring in the aggregate at least one third of the outstanding voting power of the Company shall constitute a legal quorum at General Meetings.

9.4.2.3.     If within half an hour from the time scheduled for a General Meeting a legal quorum is not present, the meeting shall be adjourned to the same day in the next week, at the same time and place, or to such other day and at such other time and other place as the Board may determine in a notice to the Shareholders. If within half an hour from the time scheduled for the adjourned meeting a legal quorum is not present, then any two Shareholders entitled to vote, present in person or by proxy, shall constitute a legal quorum for such adjourned meeting and shall be entitled to resolve any matters on the agenda of the meeting.

9.4.3.     Chairman: The Chairman of the Board shall preside at every General Meeting of the Company and shall be appointed as the Chairman of the General Meeting. If a Chairman of the Board was not appointed, or if the Chairman of the Board is not present within 15 minutes after the time scheduled for the meeting or is unwilling to take the chair, the Shareholders present shall choose someone of their number to be the chairman of such meeting. The office of Chairman of a General Meeting shall not, by itself, entitle the holder to vote at any General Meeting nor shall it grant him a second or casting vote (without derogating, however, from the right of such Chairman to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or such proxy).

Annex A-5

9.4.4.     Power to Adjourn: The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called.

9.4.5.     Voting Power: Every matter submitted to the General Meeting shall be decided by a vote. Any vote in a General Meeting shall be conducted in accordance with the voting rights that each Shareholder is entitled to in accordance with the number of shares granting voting rights that are held by such Shareholder.

9.4.6.     Adoption of Resolutions at General Meetings: Subject to the provisions of the Companies Law and to Article 8 above, a resolution proposed at any General Meeting shall be deemed adopted if approved by a majority of the voting shares represented at such meeting in person or by proxy. A declaration by the Chairman of the General Meeting that a resolution has been carried unanimously, or carried by a particular majority, or defeated, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

9.5.        Resolutions in Writing.

              A resolution in writing signed by the Shareholders holding at such time all the issued shares having the right to vote at General Meetings, or to which all such Shareholders had agreed to in writing (by letter, telegram, email, telex, facsimile or otherwise), shall have the same force, for any purpose whatsoever, as if unanimously adopted by a General Meeting duly convened and held.

9.6.        Voting Rights and Proxies

9.6.1.     No Shareholder shall be entitled to vote in any General Meeting (or be counted as a part of the quorum) unless he fully paid any amounts due, whether with or without any demand for payment for his shares.

9.6.2.     In the absence of contrary provisions in these Articles or in any condition or term annexed to any shares of any class, each Shareholder participating in a General Meeting shall have one vote for each share giving a right to vote in a General Meeting that is held by such Shareholder.

9.6.3.     If two or more persons are registered as joint holders of any share, the vote of the person first registered in the Register of Shareholders shall be accepted to the exclusion of the vote(s) of the other joint holder(s).

9.6.4.     A company or other corporate body being a Shareholder of the Company may duly authorize any person to be its representative at any General Meeting or to authorize or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power that the latter could have exercised if it were a natural person. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman of the meeting) shall be delivered to him.

9.6.5.     Any Shareholder entitled to vote may vote either in person or by ballot, as provided in Sections 87 to 89 of the Companies Law or by proxy (and the proxy need not be a Shareholder) or, if the Shareholder is a company or other corporate body, by a representative authorized pursuant to Article 9.6.4. The Board of Directors may determine, in its discretion, the matters that may be voted upon by ballot, in accordance with Section 87(a)(4) of the Companies Law.

Annex A-6

9.6.6.     Instrument of Appointment: An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I_____________________ of ________________________

(Name of Shareholder) (Address of Shareholder)

being a Shareholder of Cyren Ltd. hereby appoint

_______________________of_________________________

(Name of Proxy) (Address of Proxy)

as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the ____ day of _____________, ______ and at any adjournment(s) thereof.

Signed this ______ day of _______, _______,

(Signature of Appointer)”

or in any usual or common form or in such other form as may be approved by the Board. Such proxy shall be duly signed by the appointor or such person’s duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s) in accordance with its constitutional documents.

9.6.7.     The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company (at its principal place of business or at the offices of its registrar or transfer agent, or at such place as the Board may specify) not less than 24 hours before the time fixed for the meeting at which the person named in the instrument proposes to vote, or presented to the Chairman at such General Meeting. An instrument appointing a proxy that is not limited in time shall expire 12 months after the date of its execution. If the appointment shall be for a specified period, whether in excess of 12 months or not, the instrument shall be valid for the period stated therein.

9.6.8.     A vote cast in accordance with an instrument appointing a proxy shall be valid despite the prior death or bankruptcy of the appointing Shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such General Meeting prior to such vote being cast.

9.6.9.     An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company of an instrument or written notice signed by the person who signed such instrument or by the Shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy, provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 9.6.7, or (ii) if the appointing Shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such Shareholder of the revocation of such appointment, or if and when such Shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid despite the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing Shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 9.6.9 at or prior to the time such vote was cast.

Annex A-7

10.         The Board of Directors

10.1.      Number of Directors

              The Board shall be comprised of up to eleven (11) directors, including the outside directors (to the extent applicable).

10.2.      Election and Removal of Directors

              Directors shall be elected at the Annual General Meeting by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy and voting on the election of directors, and each Director shall serve, subject to Article 10.8 hereof, and with respect to a Director appointed pursuant to Article 10.4 hereof subject to such Article, until the Annual General Meeting next following the Annual General Meeting or General Meeting at which such Director was elected pursuant to this Article or Article 10.4 hereof and until his successor is elected, or until his earlier removal pursuant to this Article 10.2. The holders of a majority of the voting power represented at a General Meeting in person or by proxy and voting thereon at such meeting shall be entitled to remove any Director(s) from office, to elect Directors instead of Directors so removed or to fill any vacancy, however created (including any position to which a director was not elected), in the Board. In the case of an outside director or any other director for whom the Companies Law prescribes a different method of election or removal from that specified above, the provisions of the Companies Law shall govern.

10.3.      Qualification of Directors

              No person or entity shall be disqualified to serve as a director or an Alternate Director by reason of his not holding shares in the Company or by reason of his having served as a director in the past.

10.4.      Continuing Directors in the Event of Vacancies

              In the event of one or more vacancies in the Board of Directors, the remaining Directors may continue to act in every matter and, pending the filling of any vacancy pursuant to the provisions of Article 10.2, may appoint Directors to fill any such vacancy temporarily; provided, however, that if they number less than a majority of the number determined pursuant to Article 10.1 of these Articles, they may act only in an emergency or to fill the office of Director that has become vacant up to the minimum number or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors determined pursuant to Article 10.1 are in office as a result of such meeting.

10.5.      Remuneration of Directors

              A Director shall be paid remuneration by the Company for his services as a Director, to the extent such remuneration shall have been approved by a General Meeting of the Company.

10.6.      Conflict of Interests

              Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or relationship of profit with the Company or with any company in which the Company shall be a shareholder or have another interest, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall in any way be interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or relationship of profit or realized from such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or in any other case no later than the first meeting of the Board of Directors after the acquisition of his interest.

Annex A-8

10.7.      Alternate Directors

10.7.1.   A Director may, by written notice to the Company given in the manner set forth in Article 10.7.2 below, appoint any individual (whether or not such person is then a member of the Board of Directors) as an alternate for himself (in these Articles referred to as an “Alternate Director”), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for all purposes, and for a period of time, concurrent with the term of the appointing Director.

10.7.2.   Any notice to the Company pursuant to Article 10.7.1 shall be given in person to, or by sending the same by mail to the attention of, the Chairman of the Board of the Company at the principal office of the Company or to such other person or place as the Board shall have determined for such purpose, and shall become effective on the date fixed therein, or upon the receipt thereof by the Company at the place specified above, whichever is later.

10.7.3.   An Alternate Director shall have all the rights and obligations of a director; provided, however, that (i) an Alternate Director shall have no standing at any meeting of the Board or any Committee of the Board while the director for whom such Alternate Director was appointed is present; (ii) he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides); and (iii) the Alternate Director is not entitled to remuneration.

10.7.4.   The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 10.8, and such office shall ipso facto be vacated if the director for whom the Alternate Director was appointed ceases to be a director.

10.8.      Termination of Office

              Without derogating from any law, the office of a director shall automatically be vacated, ipso facto, prior the end of the term of his appointment upon the following:

10.8.1.   Upon resignation, which shall become effective on the date a written notice of such resignation is delivered to the Company, or a later date specified in the notice.

10.8.2.   If convicted of a felony, as provided in Section 232 of the Companies Law.

10.8.3.   Pursuant to a court’s decision, as provided in Section 233 of the Companies Law.

10.8.4.   Upon death or when declared bankrupt.

10.8.5.   If he be found lunatic or becomes of unsound mind.

10.8.6.   At the time of giving notice pursuant to Section 227A or 245A of the Companies Law.

10.8.7.   If he is removed from his office by way of a resolution, adopted by the General Meeting, even prior to the completion of his term of office.

10.8.8.   If his term is terminated by the Board in accordance with the provisions of Section 231 of the Companies Law.

10.9.      No Corporate Director

              A corporation will not be qualified to act as a director.

10.10.    Chairman of the Board of Directors

              The Board may from time to time elect one of its members to be Chairman of the Board, remove such Chairman from office, and appoint another in his place. The Chairman of the Board shall preside at every meeting of the Board, but if there is no such Chairman, or if at any meeting the Chairman is not

Annex A-9

present within 15 minutes after the time fixed for holding the meeting or is unwilling to act as Chairman, the Directors present shall choose someone of their number to be chairman of such meeting. The Chairman will not have any casting or additional vote by reason of his position as Chairman of the Board.

10.11.    Powers of the Board and Delegation of Powers

10.11.1. The determination of the policy of the business of the Company and the supervision on the performance of the General Manager of the Company shall be vested in the Board, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do and which are not required by law or these Articles to be done by the Company by action of its Shareholders at a General Meeting. The authority conferred on the Board by this Article shall be subject to the provisions of the Companies Law, these Articles and any resolution consistent with these Articles adopted from time to time by the Company at a General Meeting; provided, however, that no such resolution shall invalidate any prior act done by or pursuant to a decision of the Board that would have been valid if such resolution had not been adopted.

10.11.2. Subject to the provisions of the Companies Law, the Board may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

10.12.    Proceedings of the Board

10.12.1. Meetings

10.12.1.1. The Board may meet and adjourn its meetings and otherwise regulate such meetings and proceedings in accordance with the Company’s needs; provided, however, that the Board must meet at least once every 3 months.

10.12.1.2. The Chairman of the Board may convene a meeting of the Board at any time, and shall be required to convene a meeting to be held not later than 14 days following a request by any Director of the Company; provided, that in the event that a meeting is convened under the circumstances described in Section 122(d), 169 or 257 of the Companies Law, the meeting of the Board shall be convened without delay.

Notice of any such meeting shall be given by telephone or by mail, email, telex, telegram or facsimile or other form of electronic communication, a reasonable time before the meeting.

10.12.2. Failure to Deliver Notices: Despite anything to the contrary in these Articles, failure to deliver notice to a Director of any such meeting may be waived by such Director, and a meeting shall be deemed to have been duly convened despite such defective notice if such failure or defect is waived prior to action being taken at such meeting by all Directors entitled to participate and vote in such meeting to whom notice was not duly given.

10.12.3. Board Meetings by Means of Telecommunication: A meeting of the Board may be conducted by using any communication device, provided that all directors participating in such meeting can simultaneously hear each other.

10.12.4. Quorum: No business shall be transacted at a meeting of the Board unless the requisite legal quorum is present (by means provided under Articles 10.12.3) when the meeting proceeds to business. Until otherwise decided by the Board, a legal quorum at a meeting of the Board shall be constituted by the presence (by means provided under Article 10.12.4) of a majority of the number of directors then in office.

Annex A-10

10.12.5. Exercise of Powers of the Board: A resolution proposed at any meeting of the Board shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon.

10.12.6. The Agenda: The agenda for a meeting of the Board shall be determined by the Chairman of the Board, and shall include matters determined by the Chairman of the Board, matters for which a meeting of the Board was convened pursuant to Article 10.12.1.2, and any matter requested by a director or the General Manager at least 3 days before the meeting.

10.13.    Resolutions in Writing

A resolution in writing signed all the directors then in office and lawfully entitled to vote thereon, or to which all the directors have given their written consent (by letter, email, telegram, telex, facsimile or otherwise) shall be deemed to have been unanimously adopted by a meeting of the Board duly convened and held.

10.14.    Audit Committee

10.14.1. The Board shall appoint an Audit Committee that shall be composed of at least three members of the Board. All outside directors of the Company shall be members of the Audit Committee and the majority of the Audit Committee members will be independent directors (as such term is defined in the Companies Law). The Chairman of the Board, any director that is employed by the Company or who provides the Company with services on a regular basis, and any controlling shareholder (or a relative of a controlling shareholder) may not be members of the Audit Committee.

10.14.2. The Audit Committee shall have the duties set forth in Section 117 of the Companies Law.

10.14.3. Approval by the majority of the members of the Audit Committee shall be deemed approval of the Audit Committee.

10.15.    Committees of the Board

10.15.1. Subject to the provisions of the Companies Law, the Board may delegate any or all of its powers to committees, each consisting of two or more persons who are directors, and it may from time to time revoke such delegation or alter the composition of any such committee. Any committee so formed (in these Articles referred to as a “Committee of the Board”) shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board. The meetings and proceedings of any such Committee of the Board shall, mutatis mutandis, be governed by the provisions of these Articles that regulate the meetings of the Board. Unless otherwise expressly provided by the Board in delegating powers to a Committee of the Board, such Committee shall not be empowered to further delegate such powers.

10.15.2. The Board may revoke any resolution of any Committee of the Board; provided, however, that any such revocation shall not detract from the validity of any transaction entered into with a person that did not know of such revocation.

10.16.    Validity of Acts Despite Defects

              Subject to the provisions of the Companies Law, all acts done bona fide at any meeting of the Board, or of a Committee of the Board, or by any person(s) acting as Director(s), shall, even if it is subsequently discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

11.         General Manager

11.1.      The Board shall from time to time appoint one or more persons, whether or not Directors, as General Manager or General Managers, and may confer upon such person(s), and from time to time modify, or revoke such title(s) and such duties and authorities as the Board may deem fit, subject to such limitations and restrictions as the Board may from time to time prescribe. Such appointment(s) may be either for a fixed

Annex A-11

term or without any limitation of time, and the Board may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his, her or their salaries and emoluments, remove or dismiss such persons from office and appoint another or others in their place.

11.2.      Unless otherwise determined by the Board, the General Manager shall have the authority with respect to the day to day management of the Company in the ordinary course of business, in the framework of, and subject to, the policy, guidelines and instructions of the Board from time to time.

11.3.      The General Manager shall have all the management and implementation authorities that are not expressly delegated in the Articles or by the Companies Law, to another organ of the Company, and will be subject to the supervision of the Board.

11.4.      The General Manager may, with the consent of the Board, delegate certain of his duties to another person who is subject to his supervision.

11.5.      The General Manager shall notify the Chairman of the Board of any unusual event that is material to the Company; if the office of Chairman of the Board is vacant, or the Chairman of the Board refuses or is unable to act, such notification shall be made to all the Directors then in office.

11.6.      The General Manager shall periodically furnish the Board with reports in matters, times and format determined by the Board from time to time. When a notification or report of the General Manager require the performance of an action by the Board, then a Board meeting shall be convened without delay.

11.7.      The remuneration payable to the General Manager for his services shall be fixed from time to time (subject to any contract between the General Manager and the Company) by the Board, and may be fixed as a regular salary, commission on dividends, profits or revenues of the Company or of any other company in which the Company has an interest, or by participation in the Company’s profits, combined or separately.

12.         Register of Shareholders

The Company shall maintain a Register of Shareholders in which the following shall be recorded:

12.1.      The name, identification card number (if any) and address of every Shareholder, as such details were provided to the Company;

12.2.      The number of shares and the particular class of Shares owned by each Shareholder, noting the nominal value of such shares, if applicable, and in case the payment for any shares was not fully satisfied, the unpaid amount.

12.3.      The date on which the shares were issued or transferred to any Shareholder, as the case may be.

12.4.      If the shares were serially numbered, the Company will note next to the name of each Shareholder the serial numbers of the shares held by such Shareholder.

12.5.      As for “Dormant Shares” (as defined in Section 308 of the Companies Law), if any, the Register of Shareholders shall state the exact number of Dormant Shares and the date on which such shares became “Dormant Shares”.

12.6.      A Shareholder holding shares as a trustee shall be recorded in the Register of Shareholder with a note of the trusteeship, and the Company shall be entitled to treat such person as the Shareholder in all respects.

12.7.      The details of the Company’s nominee company (hevralerishumim), to the extent the Company chooses to include it in the Register of Shareholders.

13.         Auditors

13.1.      The Company shall appoint one or more certified public accountants to audit, and provide a report on, the annual financial statements of the Company (the “Auditors”).

13.2.      The appointment, authorities, duties, responsibilities, rights, remuneration and powers of the Auditors shall be fixed by applicable law and under these Articles. The General Meeting shall have the power to appoint the Auditors for the maximum time period provided under the Companies Law.

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13.3.      The Board shall cause accurate books of account to be kept in accordance with the provisions of any applicable law. Such books of account shall be kept at the principal office of the Company, or at such other place or places as the Board may deem fit, and they shall always be open to inspection by all Directors.

14.         Share Certificates

14.1.      Share certificates shall be issued under the corporate seal of the Company (or facsimile thereof) and shall bear the signature (or facsimile thereof) of two Directors, or the signatures of a Director and the secretary of the Company, specifically authorized by the Board for this purpose.

14.2.      Each Shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board so approves, to several certificates, each for one or more of such shares. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

14.3.      A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

14.4.      A share certificate that has been defaced, lost or destroyed may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board in its discretion deems fit.

15.         Registered Holder

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

16.         Calls on Shares

16.1.      The Board may, from time to time, as it in its discretion deems fit, make calls for payment upon Shareholders in respect of any sum that has not been paid up in respect of shares held by such Shareholder and which is not, pursuant to the terms of allotment or issuance of such shares or otherwise, payable at a fixed time. Each Shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) designated by the Board, as any such time(s) may subsequently be extended or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board (and in the notice referred to below), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares of the Shareholder making payment in respect of which such call was made.

16.2.      Notice of any call for payment by a Shareholder shall be given in writing to such Shareholder not less than 14 days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a member, the Board may in its absolute discretion, by notice in writing to such Shareholder, revoke such call in whole or in part, extend the time fixed for payment of such call or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given.

16.3.      If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with this Article, and the provisions of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount (and the non-payment thereof).

16.4.      Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

Annex A-13

16.5.      Any amount called for payment that is not paid when due shall bear interest from the date fixed for payment until actual payment, at such rate (not exceeding the legal rate under any applicable law) and payable at such time(s) as the Board may prescribe. The Board may waive any payment of such interest under this Article.

16.6.      With the consent of the Board, any Shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board. The Board may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article shall derogate from the right of the Board to make any call for payment before or after receipt by the Company of any such advance.

17.         Forfeiture and Surrender

17.1.      If any Shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance with these Articles, on or before the day fixed for payment of the same, the Board may at any time after the day fixed for such payment, so long as such amount or any portion thereof remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including without limitation attorney’s fees and costs of legal proceedings, shall be added to, and shall for all purposes (including the accrual of interest thereon) constitute a part of, the amount payable to the Company in respect of such call.

17.2.      Upon the adoption of a resolution as to the forfeiture of a Shareholder’s shares, the Board shall cause notice thereof to be given to such Shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than 14 days after the date such notice is given and which may be extended by the Board), such shares shall ipso facto be forfeited; provided, however that prior to such date the Board may nullify such resolution of forfeiture, but no such nullification shall estop the Board from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

17.3.      Without derogating from any of the provisions of this Article 17, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid, shall be deemed to have been forfeited at the same time.

17.4.      Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board deems fit. From the date of forfeiture until the date such forfeited shares are sold, re-allotted or otherwise disposed of, such forfeited shares shall be deemed “Dormant Shares” as defined in Section 308 of the Companies Law.

17.5.      Any Shareholder whose shares have been forfeited or surrendered shall cease to be a Shareholder in respect of the forfeited or surrendered shares, but shall nonetheless be liable to pay, and shall promptly pay, to the Company all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment at the rate prescribed in this Article 17, and the Board, in its discretion, may enforce the payment of such moneys or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the Shareholder in question (but not yet due) in respect of all shares owned by such Shareholder, solely or jointly with another.

17.6.      The Board may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall estop the Board from re-exercising its powers of forfeiture pursuant to this Article 17.

17.7.      If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board and for which notice was given in accordance with this Article, and the provisions of these Article shall be applicable to such amount as if a call was given at the date fixed for payment.

Annex A-14

17.8.      Except to the extent that the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each Shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and obligations to the Company arising from any amount payable by such Shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or obligation has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of any lien existing on such shares immediately prior to such transfer.

17.9.      The Board may cause the Company to sell a share subject to such a lien when the debt, liability or obligation giving rise to such lien has matured, in such manner as the Board deems fit, but no such sale shall be made unless such debt, liability or obligation has not been satisfied within 14 days after written notice of the intention to sell shall have been served on such Shareholder, his executors or administrators.

17.10.    The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or obligations of such Shareholder in respect of such share (whether or not the same have matured), and any residue shall be paid to the Shareholder, his executors, administrators or assigns.

17.11.    Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser’s name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings or to the application of the proceeds of such sale, and after his name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

18.         Insurance, Indemnification and Exculpation

The Company may insure, indemnify and exculpate its Office Holders (as such term is defined in the Companies Law) to the fullest extent permitted by law, from time to time. Without limiting the generality of the foregoing:

18.1.      Subject to the provisions of the Companies Law, the Company may enter into a contract for the insurance of its Office Holders, for actions or omissions done in their capacity as Office Holders, in whole or in part, against any of the following:

18.1.1.   breach of the duty of care owed to the Company or a third party;

18.1.2.   breach of the fiduciary duty owed to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to believe that his action would not harm the Company’s interests;

18.1.3.   monetary liability imposed on the Office Holder in favor of a third party; and

18.1.4.   reasonable litigation expenses, including attorney fees, incurred by the Office Holder as a result of an administrative enforcement proceeding instituted against him. Without derogating from the generality of the foregoing, such expenses will include a payment imposed on the Office Holder in favor of an injured party as set forth in Section 52(54)(a)(1)(a) of the Israel Securities Law, 5728-1968, as amended (the “Securities Law”), and expenses that the Office Holder incurred in connection with a proceeding under Chapters H’3, H’4 or I’1 of the Securities Law, including reasonable legal expenses, which term includes attorney fees.

18.2.      Subject to the provisions of the Companies Law, the Company is entitled retroactively to indemnify any Office Holder, or provide a prior undertaking to indemnify an Office Holder to the fullest extent permitted by law, where such prior undertaking is limited to categories of events that the Board believes are foreseeable in light of the Company’s activities on the date of grant of the undertaking to indemnify, and to an amount or in accordance with guidelines determined by the Board to be reasonable in the circumstances

Annex A-15

(and such undertaking includes the categories of events that the Board believes are foreseeable in light of the Company’s activities on the date of grant of the undertaking to indemnify and to an amount or in accordance with guidelines determined by the Board to be reasonable in the circumstances), for any of the following events:

18.2.1.   monetary liability imposed on an Office Holder in favor of a third party in a judgment, including a settlement or an arbitral award confirmed by a court, for an act that such Office Holder performed by virtue of his being an Office Holder of the Company;

18.2.2.   reasonable legal costs, including attorney’s fees, expended by an Office Holder as a result of i) an investigation or proceeding instituted against the Office Holder by a competent authority, provided that such investigation or proceeding concludes without the filing of an indictment against the Office Holder and either (A) no financial liability was imposed on the Office Holder in lieu of criminal proceedings, or (B) financial liability was imposed on the Office Holder in lieu of criminal proceedings but the alleged criminal offense does not require proof of criminal intent and ii) in connection with an administrative enforcement proceeding or a financial sanction. Without derogating from the generality of the foregoing, such expenses will include a payment imposed on the Office Holder in favor of an injured party as set forth in Section 52(54)(a)(1)(a) of the Securities Law, and expenses that the Office Holder incurred in connection with a proceeding under Chapters H’3, H’4 or I’1 of the Securities Law, including reasonable legal expenses, which term includes attorney fees; and

18.2.3.   reasonable costs of litigation, including attorney’s fees, expended by an Office Holder or for which an Office Holder has been charged by a court, in an action brought against the Office Holder by or on behalf of the Company or a third party, or in a criminal action in which an Office Holder was found innocent, or in a criminal offense in which an Office Holder was convicted and in which a proof of criminal intent is not required.

18.2.4.   for any other liability, obligation or expense indemnifiable or which may from time to time be indemnifiable by law.

18.3.      Subject to the provisions of the Companies Law, the Company may exculpate an Office Holder in advance from liability, or any part of liability, for damages sustained by a breach of duty of care to the Company.

18.4.      The provisions of Article 18 are not intended, and shall not be interpreted, to restrict the Company in any manner in respect of the procurement of insurance or in respect of indemnification (i) in connection with any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, or (ii) in connection with any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law; provided that the procurement of any such insurance or the provision of any such indemnification shall be approved by the Board and, to the extent required pursuant to the Companies Law, the Shareholders.

18.5.      Any amendment to the Companies Law, the Securities Law or any other applicable law, statute or rule adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Article 18 shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law, the Securities Law or such other applicable law, statute or rule.

19.         Dividends

19.1.      No dividend shall be paid otherwise than in accordance with Chapter 2 of Part 7 of the Companies Law.

19.2.      Subject to the rights of Shareholders as to dividends, any dividend paid by the Company shall be allocated among the Shareholders entitled thereto, in proportion to the sums paid up or credited as paid up on account of the nominal value of their respective holdings of the shares in respect of which such dividend is being paid without taking into account the premium paid up for the shares. The amount paid up on account of a share that has not yet been called for payment or fallen due for payment and upon which the Company pays interest to the shareholder shall not be deemed, for the purposes of this Article, to be a sum paid on account of the share.

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19.3.      Subject to the provisions of Section 303 of the Companies Law, no dividend shall be paid otherwise than out of the Profits of the Company, as defined in Section 302(b) of the Companies Law.

19.4.      No dividend shall carry interest as against the Company.

19.5.      Subject to the provisions of these Articles and the Companies Law, the Company may cause any moneys, investments or other assets forming part of the undivided distributable profits of the Company to be capitalized and distributed among such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion.

19.6.      For the purpose of giving full effect to any resolution under this Article 19, the Board may settle any difficulty that may arise in regard to the distribution as it deems expedient, and in particular may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any Shareholders upon the basis of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board.

19.7.      Without derogating from this Article 19, the Board may give an instruction that shall prevent the distribution of a dividend to the holders of shares on which the full nominal amount has not been paid up.

19.8.      The Board may retain any dividend or other moneys payable or property distributable in respect of shares on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities or obligations in respect of which the lien exists.

19.9.      The Board may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Article 6.2 or Article 6.3, entitled to become a Shareholder, or which any person is, under such Articles, entitled to transfer, until such person shall become a Shareholder in respect of such share or shall transfer the same.

20.         Minutes

20.1.      Minutes of each General Meeting, of each meeting of the Board and of each meeting of a Committee of the Board shall be recorded and duly entered in books provided for that purpose, and shall be maintained by the Company at its principal office or such other place as shall be determined by the Board. Such minutes shall, in all events, set forth the name of the persons at the meeting and all resolutions adopted at the meeting.

20.2.      Any such minutes, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

21.         Charitable Contributions

To the extent permitted by the Companies Law, the Company may elect to contribute reasonable amounts to worthy causes.

22.         Notices

22.1.      Any written notice or other document may be served by the Company upon any Shareholder either personally or by sending it by prepaid mail (airmail if sent internationally) addressed to such Shareholder’s address as it appears in the Register of Shareholders or such other address as he may have designated in writing for the receipt of notices and other documents, provided however that the Board may resolve that any such address must be located within the State of Israel.

22.2.      Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting which is published in at least two daily newspapers in the State of Israel within the time otherwise required for giving notice of such meeting under Article 9.3.2 hereof and containing the information required to be set forth in such notice under such Article shall be deemed to be a notice of such meeting duly given, for purposes of these Articles, to any Shareholder whose address as registered in the Register of Shareholders is located in the State of Israel.

Annex A-17

22.3.      Any written notice or other document may be served by any Shareholder upon the Company by tendering the same in person to the Secretary or the General Manager of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted internationally) to the Company at its principal office. Any such notice or other document shall be deemed to have been served when actually tendered if hand delivered, or 48 hours (7 business days if sent internationally) after it has been posted (or when actually received by the addressee if sooner). Notice sent by telegram, telex, facsimile or e-mail shall be deemed to have been served when actually received by the addressee. A notice that is defectively addressed or that otherwise fails to comply with the provisions of this Article 22.3 shall nevertheless be deemed to have been served if and when actually received by the addressee.

22.4.      All notices to be given to the Shareholders shall, with respect to any share to which such persons are jointly entitled, be given to whichever of such persons is named first in the Register of Shareholders, and any notice so given shall be sufficient notice to all the holders of such share.

22.5.      Any Shareholder whose address is not listed in the Register of Shareholders, and who shall not have designated in writing an address for the delivery of notices, shall not be entitled to receive any notice from the Company.

22.6.      Notwithstanding any other contrary provision of these Articles, the Board may fix a date, not exceeding forty (40) days prior to the date of any General Meeting, as the date as of which shareholders entitled to notice of and to vote at such meetings shall be determined, and all persons who were holders of record of voting shares on such date shall be entitled to notice of and to vote at such meeting.

Annex A-18

Questions? Need Help Voting?
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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON You may vote the shares in person by attending the Special Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CYREN LTD.

The Board of Directors recommends you vote FOR proposals 1 and 2:	For	Against	Abstain
	☐	☐	☐

1. To approve an amendment to our Articles of Association to effect a reverse split of our ordinary shares par value ILS 0.15 each at a ratio of not less than 1 for 4 and not greater than 1 for 20, effective on a date to be determined by our board of directors, no later than 30 days following the date of the Special Meeting

	For	Against	Abstain

2. Subject to the approval of Proposal 1, to approve an increase of our authorized share capital and in the number of our authorized Ordinary Shares, and to amend our Articles of Association accordingly

	☐	☐	☐

NOTE: Such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

CYREN LTD.
This proxy is solicited by the Board of Directors
Special Meeting of Shareholders
February 7, 2022 at 11:00 A.M. Eastern Time

The shareholder(s) hereby appoint(s) Brett Jackson and Kenneth Tarpey, or either of them, as proxyholders, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Cyren Ltd. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 A.M., Eastern Time on February 7, 2022, at the offices of our subsidiary, Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the undersigned on the reverse side. If no such direction is made, this proxy will be voted “FOR” proposals 1 and 2, and according to the discretion of the proxyholders on any other matter that may properly come before the meeting and any adjournment or postponement thereof. This proxy will revoke all prior proxies signed by you.

Continued and to be signed on reverse side